UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 15, 2007

KRAFT FOODS INC.
(Exact Name of Registrant as Specified in Charter)

Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois (Address of Principal Executive Offices)	60093-2753 (Zip Code)

Registrant’s telephone number, including area code: (847) 646-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

X        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 15, 2007, Kraft Foods Inc. announced a definitive agreement to merge its Post cereals business into Ralcorp Holdings, Inc. in a tax-efficient transaction.  A copy of the press release issued by Kraft on November 15, 2007 concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated November 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Inc.

By:	/s/ Carol J. Ward
Carol J. Ward
Vice President and Corporate Secretary

Date:  November 15, 2007